UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

133 Boston Post Road, Weston, Massachusetts		02493
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 464-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting of Stockholders of Biogen Idec Inc. (Company) held on June 8, 2012 (Annual Meeting), stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (Charter Amendment) that designates Delaware as the exclusive forum for resolving derivative actions and certain other disputes. In connection with the Charter Amendment, on June 7, 2012 the Board of Directors repealed Section 8.8 from the Company’s Second Amended and Restated Bylaws (Bylaws), which contained a substantially similar provision for designating Delaware as exclusive forum for certain disputes.

At the Annual Meeting, stockholders also approved an amendment to the Company’s Bylaws (Bylaw Amendment) that permits holders of at least 25% of the Company’s outstanding common stock to call a special meeting of stockholders under certain circumstances.

The foregoing description is qualified in its entirety by reference to the copy of the Charter Amendment and Bylaw Amendment, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2012, the Company held its Annual Meeting. The final voting results for this meeting are as follows:

1.	Stockholders elected twelve nominees to the Board of Directors to serve for a one-year term extending until the 2013 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	201,033,244	425,131	545,151	15,373,579
Caroline D. Dorsa	200,156,496	1,296,306	550,724	15,373,579
Nancy L. Leaming	200,143,446	1,304,252	555,828	15,373,579
Richard C. Mulligan	201,062,547	392,293	548,686	15,373,579
Robert W. Pangia	199,899,894	1,550,524	553,108	15,373,579
Stelios Papadopoulos	200,054,330	1,320,288	628,908	15,373,579
Brian S. Posner	200,096,515	1,358,600	548,411	15,373,579
Eric K. Rowinsky	201,031,149	412,941	559,436	15,373,579
George A. Scangos	201,593,891	276,655	132,980	15,373,579
Lynn Schenk	199,893,965	1,564,173	545,388	15,373,579
Stephen A. Sherwin	199,657,836	1,790,994	554,696	15,373,579
William D. Young	199,874,562	1,510,949	618,015	15,373,579

2.	Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, with the votes cast as follows: 213,321,555 votes for; 3,918,618 votes against; 136,932 abstentions; 0 broker non-votes.

3.	Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 198,890,349 votes for; 2,656,886 votes against; 456,291 abstentions; 15,373,579 broker non-votes.

4.	Stockholders approved the Charter Amendment, with the votes cast as follows: 134,615,844 votes for; 81,811,670 votes against; 949,591 abstentions; 0 broker non-votes.

5.	Stockholders approved the Bylaw Amendment, with the votes cast as follows: 201,254,842 votes for; 544,813 votes against; 203,371 abstentions; 15,373,579 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

By:	/s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: June 13, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation. Filed herewith.

3.2	Amendment to Second Amended and Restated Bylaws. Filed herewith.